UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1, 2012

INTRALINKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 543-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 1, 2012, a purported class action complaint was filed in the Supreme Court of the State of New York in New York County against IntraLinks Holdings, Inc. (the “Company”), certain of the Company’s current and former directors and officers, and the underwriters for the Company’s April 6, 2011 public offering of common stock (the “Offering”). The complaint alleges, among other things, that the registration statement for the Offering contained false and misleading statements about the Company’s business, operations and management in violation of the Securities Act of 1933. The complaint is related to the class action and derivative shareholder lawsuits previously disclosed on the Company’s Current Reports on Form 8-K filed on December 7, 2011, January 3, 2012 and April 20, 2012 (the “Prior Form 8-Ks”), which are incorporated herein by reference. The Company anticipates that others may file class or derivative actions containing similar allegations about the Company's registration statement and prospectus for the Offering, about the matters contained in the Prior Form 8-Ks, or about the Company's statements during the period from February 17, 2011 through November 10, 2011. The Company intends to disclose such claims in its future quarterly reports on Form 10-Q and annual reports on Form 10-K filed with the Securities and Exchange Commission. However, except as required by law, the Company does not intend to update or revise the information provided herein or in the Prior Form 8-Ks, other than in such quarterly and annual reports.

The Company believes these claims are without merit and intends to defend these lawsuits vigorously.

Forward Looking Statements

This Current Report on 8-K contains express or implied forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to, among other things, management’s expectations regarding the most recent purported class action lawsuit. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, those set forth in the Company’s public filings with the Securities and Exchange Commission from time to time, including Item 1A of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2012

INTRALINKS HOLDINGS, INC.

By:	/s/ Anthony Plesner
Anthony Plesner
Chief Financial Officer